Exhibit 10.40
                                                                   -------------

          SECURITY AGREEMENT dated April 30, 1997 made by Richard A. Sandberg (the "Pledgor") in favor of DIANON Systems, Inc. (the "Secured Party" or the "Company").

                              W I T N E S S E T H:

          WHEREAS the Pledgor is the obligor under a Secured Promissory Note, dated the date hereof, payable to the Secured Party in the principal amount of $300,000 (the "Secured Promissory Note");

          WHEREAS the Pledgor is the holder of options ("Options") to purchase common stock, par value $.01 per share ("Common Stock") of the Company and is the owner of 30,000 shares of common stock of Milkhaus Laboratories, Inc., a Delaware corporation ("Milkhaus"); and

          WHEREAS in order to secure the obligations of the Pledgor under the Secured Promissory Note the Secured Party has requested and the Pledgor has agreed to execute and deliver this Security Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby agrees with the Secured Party as follows: 1. SECURITY INTEREST. As security for the Obligations (as hereinafter defined), the Pledgor pledges, assigns, sets over and delivers to the Secured Party, and grants to the Secured Party a continuing security interest in, all of the Pledgor's right, title and interest (whether now existing or hereafter created or acquired by the Pledgor) in (a) the Options held by Pledgor listed on
Schedule I, including all rights arising under the agreements evidencing such Options, (b) all shares of Common Stock issuable upon the exercise of the Options and the certificates representing all such shares (the "Company Shares"), (c) 30,000 shares of common stock of Milkhaus and the certificates representing all such shares listed on Schedule I hereto (the "Milkhaus Shares" and, together with the Company Shares, the "Pledged Stock"), (d) subject to
Section 8, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (b) and (c), (e) subject to Section 8, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (b), (c) and (d) above, and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Secured Party, (a) any stock certificates or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Secured Party and by such other instruments and documents as the Secured Party may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment

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duly  executed by the Pledgor and such other  instruments  or  documents  as the
Secured Party may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. If Borrower delivers a certificate (the "Excess
Certificate") for more than 30,000 Milkhaus Shares to the Secured Party, Borrower shall have the right at any time to deliver or cause to be delivered a certificate for 30,000 Milkhaus Shares in exchange for such Excess Certificate, together with stock powers duly executed in blank or other instruments of transfer satisfactory to the Secured Party.

          2. DELIVERY OF THE COLLATERAL. The Pledgor agrees promptly to deliver or cause to be delivered to the Secured Party any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral, including any Company shares received upon the exercise of Options.

          3. OBLIGATIONS SECURED. The security interest granted by this Security Agreement is to secure the payment and performance of the Pledgor's obligations to the Secured Party under this Security Agreement and the Secured Promissory Note, whether for principal, interest, fees or other amounts, secured or unsecured, absolute or contingent, due or to become due, now existing or hereafter arising, and whether or not evidenced by any instrument (all of the foregoing collectively, the "Obligations").

          4. UNCONDITIONAL GRANT OF SECURITY INTEREST. (a) The Pledgor agrees that this Security Agreement shall be binding upon the Pledgor and that the grant of the security interest in the Collateral shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Obligations, the absence of any action to enforce the same, any waiver or consent by the Secured Party with respect to any provisions thereof, or any action to enforce the same or any other similar circumstances. The Pledgor's obligations and liabilities hereunder shall not be conditioned or contingent upon the Secured Party's pursuit at any time of any right or remedy against any other person or entity that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of offset with respect thereto. The Pledgor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of the Pledgor's merger or bankruptcy, protest or notice with respect to any notes evidencing the Obligations and all demands whatsoever. This Security Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Pledgor until the Obligations have been paid in full.

               (b) The Pledgor agrees that without notice to or further assent by the Pledgor, the liability of any other party for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Secured Party as the Secured Party may deem advisable, and that any other collateral or liens for any of the Obligations may, from time to time, in whole or in part, be exchanged, sold or surrendered by the Secured Party, as the Secured Party may deem advisable, all without impairing, abridging, affecting or diminishing this Security Agreement or the Secured Party's rights hereunder or with respect to the Collateral.

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          5. RIGHT TO SELL  COLLATERAL.  Unless  and until a default  shall have occurred, notwithstanding any other provision of this Security Agreement, Pledgor shall have the right (i) to exercise any or all of the Options from time to time subject to the Secured Party's continuing first priority security interest in the shares of Common Stock issuable upon the exercise of the Option and (ii) to sell any or all of the Pledged Stock, provided that (A) 60% of the gain realized by Pledgor upon any such sale shall be payable to the Secured Party in satisfaction of Pledgor's obligations under the Secured Promissory Note pursuant to arrangements satisfactory to the Secured Party and (B) if at such time Pledgor has any indebtedness outstanding to the Company other than the Obligations, any remaining balance of the proceeds after application of clause
(A) shall be applied to repay such indebtedness.

          6. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Pledgor hereby makes the following representations, covenants and warranties, which shall be deemed to be repeated and confirmed upon the creation or acquisition by the Pledgor of each item of Collateral and upon the creation of any Obligation:

               (a) This Security Agreement has been duly executed and delivered by the Pledgor and is his legal, valid and binding obligation, enforceable against him in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies. By virtue of the execution and delivery by the Pledgor of this Security Agreement, when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Secured Party in accordance with this Security Agreement, the Secured Party will obtain a valid and perfected first lien on and security interest in such Collateral, enforceable against the Pledgor and all third parties and superior in right to all other security interests, liens, encumbrances or charges, existing or future.

               (b) On the date hereof and at any time during the term of this Security Agreement during which a security interest in the Secured Party's favor in the Collateral exists, the Pledgor will be the direct owner, beneficially and of record, of the Collateral and will have good right to grant the Secured Party a security interest therein; the Pledgor will perform all acts and deeds possible to assure that all documents and agreements held by the Pledgor with respect to the Collateral will be true and correct and in all respects what they purport to be; subject to Section 8, the Pledgor will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Secured Party and pledged or assigned hereunder; all signatures and endorsements that appear thereon will be genuine and such signatories and endorsers will have the full capacity to contract; none of the transactions underlying or giving rise to the Collateral nor any operation or use of any of the Collateral will violate any applicable state or federal law or regulation; and all documents relating to the Collateral will be legally sufficient under such laws and regulations and will be legally enforceable in accordance with their terms. The Pledgor will defend the Collateral against all claims and demands of all other parties claiming the same or an interest therein, and none of the Collateral will be: (i) sold, assigned or transferred to any person or entity other than the Secured Party or (ii) in any way pledged, mortgaged or otherwise encumbered except to the Secured Party or as permitted in

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accordance  with  Section 5 hereof.  All of the  Milkhaus  Shares have been duly authorized and validly issued and are fully paid and non-assessable.

               (c) There is no litigation pending or threatened in any court or jurisdiction, the outcome of which would affect the Pledgor's interest in the Collateral in a materially adverse manner.

               (d) There are no setoffs, counterclaims or defenses with respect to the Collateral or the right of the Pledgor to receive the Collateral and no agreement has been made with any other person or party under which any deduction or discount may be claimed with respect to the Collateral and the Pledgor knows of no fact which would prohibit or prevent the Pledgor from receiving all of the Collateral.

               (e) The Pledgor will, promptly upon learning thereof, report to the Secured Party: (i) any material, adverse change in the information contained herein relating to the Pledgor or the Collateral; (ii) the details of any material adverse claim or litigation affecting the Pledgor or the Collateral; and (iii) any material loss of or damage to the Collateral or any other matters affecting the value, enforceability or collectibility of any of the Collateral.

               (f) The Pledgor will take any and all steps and will observe such formalities as the Secured Party may request, all in order to create and maintain the Secured Party's valid security interest in any and all of the Collateral. The Pledgor agrees to execute such financing statements, security agreements or other instruments with respect to any of the Collateral as the Secured Party may request and authorize the Secured Party to execute and file at any time such financing statements without the Pledgor's signature and, if upon request the Pledgor fails to do so, to execute such security agreements or other instruments on its behalf. The Secured Party may file a photocopy or other reproduction of this Security Agreement as a financing statement.

               (g) The Pledgor will pay all costs necessary to preserve the Collateral, including (but not limited to) all taxes, rates, levies, assessments and other charges of every nature that may be lawfully levied, assessed or imposed against or in respect of the Pledgor or the Collateral as and when they become due and payable.

               (h) The Pledgor will give the Secured Party  immediate  notice of
(i) any default under this Security Agreement or the Secured Promissory Note, or
(ii) any action or proceeding to which the Pledgor is a party or affecting the Pledgor an adverse determination of which would affect the Pledgor or the Collateral in a materially adverse manner.

               (i) Neither the making of the loan pursuant to the Secured Promissory Note nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of such loan will be used to purchase or carry any "margin stock" within the meaning of such Regulation G or to extend credit for the purpose of purchasing or carrying any such margin stock.

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          7.  REGISTRATION  IN NOMINEE  NAME.  The Secured  Party shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Secured Party. The Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor. The Secured Party shall at all
times  have  the  right  to  exchange  the  certificates   representing  Pledged
Securities for certificates of smaller or larger denominations for any purpose consistent with this Security Agreement.

          8. VOTING RIGHTS AND DIVIDENDS, ETC. (a) Unless and until a default shall have occurred:

               (i) The Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of any of the Pledged Securities or any part thereof for any purpose consistent with the terms of this Security Agreement and the Secured Promissory Note; PROVIDED, HOWEVER, that the Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Secured Party under this Security Agreement or the Secured Promissory Note or the ability of the Secured Party to exercise the same.

               (ii) The Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, applicable laws. Other than pursuant to the first sentence of this subparagraph, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Party and shall be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsement).

               (b) Upon the occurrence of a default, all rights of the Pledgor to dividends, interest and principal that the Pledgor is authorized to receive pursuant to paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to receive and retain such dividend, interest and principal payments. All dividends, interest and principal received by the Pledgor contrary to the provisions of this Section 8 shall be held in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsement). Any and all money

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and other property paid over to or received by the Secured Party pursuant to the provisions of this paragraph (b) shall be applied in accordance with the provisions of Section 12.

               (c) Upon the occurrence of a default, all rights of the Pledgor to exercise the voting and consensual rights and powers that the Pledgor is entitled to exercise pursuant to paragraph (a)(i) of this Section 8 shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

          9. DEFAULT. If any default in the payment or performance of any of the Obligations occurs and is continuing, if any representation or warranty made in this Security Agreement proves to have been false or misleading in any material respect when made or deemed made, if the Pledgor defaults in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Security Agreement or the Secured Promissory Note or if the Pledgor becomes involved as the debtor in any bankruptcy or insolvency proceedings, then the Pledgor will be in default under this Security Agreement.

          10. RIGHTS AND REMEDIES UPON DEFAULT. (a) Upon the Pledgor's default under this Security Agreement, and at any time thereafter, the Secured Party may, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, declare any or all of the Obligations to be immediately due and payable.

               (b) The Pledgor hereby authorizes and empowers the Secured Party as the attorney-in-fact of the Pledgor, at any time after default, with or without notice to the Pledgor, for the use and benefit of the Secured Party to take all steps which the Secured Party shall in its sole discretion deem necessary to enforce the rights of the Pledgor in and to the Collateral, including, but not limited to, the commencement and prosecution of any action or proceeding which the Secured Party in its sole discretion deems necessary or desirable to protect or realize upon the Collateral. In addition, the Pledgor hereby authorizes and empowers the Secured Party as the attorney-in-fact of the Pledgor, at any time after a default, to endorse in the name of the Pledgor any checks, drafts or other orders payable to the Pledgor with respect to the Collateral for application against the Obligations. The power-of-attorney granted to the Secured Party pursuant hereto shall be deemed to be coupled with an interest and shall be irrevocable until the Secured Party shall have been fully and indefeasibly paid.

               (c) In addition to any rights and remedies contained in this Security Agreement or now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction. The Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the power of sale granted by this Security Agreement or to a judgment, order or decree made in any

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judicial  proceeding for the  foreclosure  or involving the  enforcement of this
Security Agreement.

               (d) The Pledgor agrees that all of the foregoing rights and actions specified in paragraphs (a), (b) and (c) of this Section 10 may be executed or effected without demand, advertisement or notice (except as required by law), all of which (to the extent permitted by law) are hereby expressly waived. The Secured Party shall not be obligated to do any of the acts authorized in this Security Agreement, but if the Secured Party elects to do any such act, the Secured Party will not be responsible to the Pledgor except for the Secured Party's own gross negligence or willful misconduct.

               (e) The Secured Party shall have the right in its sole discretion to determine which rights, security, liens, guarantees, security interests or remedies the Secured Party will retain, pursue, release, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any other of them or any of its rights under this Security Agreement. Any of the Pledgor's moneys, deposits, balances or other property that may come into the Secured Party's possession at any time or in any manner may in its sole discretion be retained by the Secured Party and applied to any of the Obligations. Notwithstanding any other rights the Secured Party may have under applicable law and under this Security Agreement, the Pledgor agrees that, should it at any time be in default under this Security Agreement, the Secured Party shall have the right to apply (including, but not limited to, by way of setoff) any of the Pledgor's property held by the Secured Party to a reduction of the Obligations. The Secured Party shall be deemed to have exercised such right of setoff immediately at the time of making its decision to do so even though any charge for such setoff is made or entered on the Secured Party's records subsequent to such time.

          11. SALE OF COLLATERAL. Upon the occurrence of a default, the Secured Party may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. Upon any sale of any of the Collateral, whether made under the power of sale given by this Security Agreement or under judgment, order or decree in any judicial proceeding for foreclosure or involving the enforcement of this Security Agreement: (a) the Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold and may bid for the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability and may, in paying the purchase price for such property, deliver any notes evidencing the Obligations or claims for interest thereon in lieu of cash in payment of the amount equal to the unpaid amount of such notes or claims; (b) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; (c) the Secured Party is irrevocably appointed the Pledgor's true and lawful

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attorney-in-fact  in the Pledgor's  name and stead to make all necessary  deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Security Agreement, and for that purpose the Secured Party may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons or entities with like power, and the Pledgor ratifies and confirms all that the Pledgor's said attorney, or such substitute or substitutes, shall lawfully do by virtue of this appointment, but if so requested by the Secured Party or by any purchaser the Pledgor will ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all such deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request; (d) all of the Pledgor's right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the property so sold shall be divested, such sale shall be a perpetual bar both at law and in equity against the Pledgor, its successors and assigns and against any and all persons or entities claiming or who may claim the property sold or any part thereof from, through or under the Pledgor or its successors or assigns; (e) the Pledgor will terminate and cease forthwith all use of the property so sold; (f) the Secured Party's receipt or a receipt of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for the purchase money, and such purchaser or purchasers, and such purchaser's or purchasers' assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and (g) to the extent that the Pledgor may lawfully do so, the Pledgor agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement or the Obligations, and the Pledgor expressly waives all benefit or advantage of any such law and agrees that the Pledgor will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Security Agreement, but will suffer and permit the execution of every such power as though no such law were in force. In the event of any sale of Collateral, the Secured Party shall, at least ten days before such sale, give the Pledgor written notice of the Secured Party's intention to sell. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

          12. APPLICATION OF MONEYS. Except as otherwise provided in this Security Agreement, all moneys the Secured Party receives in accordance with the provisions of this Security Agreement shall be applied in the following manner:
First, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Security Agreement and the realization on the Collateral (including, but not limited to, the reasonable fees and disbursements of the Secured Party's counsel and agents); and SECOND, to the payment of all other Obligations in such order as the Secured Party may choose. Any surplus shall be promptly remitted to Pledgor except as otherwise required by law.

          13. WAIVERS, AMENDMENTS, REQUIRED NOTICES. The Pledgor waives notice of acceptance of this Security Agreement, notice of nonpayment, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered or any other action taken in reliance on this Security Agreement and all other demands and notices of any description, except such as are expressly provided for in this Security Agreement or which by applicable law may not be waived on the date of this Security Agreement. No failure on the Secured Party's part to exercise, and no delay in exercising, any right, power or remedy under this Security Agreement shall operate as a waiver thereof or of any default by us under this Security Agreement, nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement preclude any other or future exercise thereof or the exercise of any other right, power or remedy. No amendment or modification of this Security Agreement nor any waiver of any provision of this Security Agreement or consent to any departure by us therefrom shall be effective unless it is in writing and signed by the Secured Party and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor shall, of itself, entitle the Pledgor to any other or further notice or demand in similar or other circumstances. Except as otherwise provided in this Security Agreement, if notice, whether before or after any default by the Pledgor under this Security Agreement has occurred, is required by law to be given by the Secured Party to the Pledgor, the Pledgor agrees that five days' notice given in the manner provided in Section 17 will be reasonable notice.

          14. SECURITIES ACT, ETC. A question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor recognizes that in light of such restrictions and limitations the Secured Party may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Secured Party, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Secured Party shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Secured Party, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more, than a single purchaser were approached. The provisions of this Section 14 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells.

          15. REGISTRATION, ETC. The Pledgor agrees that, upon the occurrence of a default hereunder, if for any reason the Secured Party desires to sell any of the Milkhaus Shares at a public sale, he will, at any time and from time to time, upon the written request of the Secured Party, use his best efforts to cause Milkhaus to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Secured Party to permit the public sale of such Milkhaus Shares; provided that Pledgor shall not be required to take any action that would be inconsistent with his position or duties as a director of Milkhaus. The Pledgor further agrees to indemnify, defend and hold harmless the Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Secured Party of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to the Pledgor or the issuer of such Milkhaus Shares by the Secured Party expressly for use therein. The Pledgor further agrees, upon such written request referred to above, to use his best efforts to cause Milkhaus to qualify, file or register, any of the Milkhaus Shares under the Blue Sky or other securities laws of such states as may be requested by the Secured Party and keep effective all such qualifications, filings or registrations; provided that Pledgor shall not be required to take any action that would be inconsistent with his position or duties as a director of Milkhaus. The Pledgor will bear all costs and expenses of carrying out its obligations under this Section 15. The Pledgor acknowledges that there is no adequate remedy at law for failure by him to comply with the provisions of this Section 15 and that such failure would not be adequately compensable in damages, and therefore agrees that his agreements contained in this Section 15 may be specifically enforced.

          16. CUMULATIVE RIGHTS AND REMEDIES. This Security Agreement and the security interest granted by this Security Agreement are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party, and this Security Agreement is, and is intended to be, a continuing agreement and shall not operate as a merger of any contract debt or suspend the fulfillment of or affect the Secured Party's rights, remedies or powers in respect of any obligation or other security held by the Secured Party for the fulfillment thereof. The remedies provided in this Security Agreement are cumulative and are not exclusive of any remedy provided by law.

          17. NOTICES. Any notice given under this Security Agreement shall be given in writing (including teletransmissions) and mailed, teletransmitted or delivered by the party giving such notice to the other party at the address, if to the Secured Party, indicated beneath its signature line of this Security Agreement or, if to the Pledgor, indicated beneath its signature line of this Security Agreement or, as to each such party, at such other address as may be designated by such party by notice complying with the terms of this Section 17. All notices under this Security Agreement shall be deemed given when deposited in the mails or delivered or teletransmitted, addressed as provided in this
Section 17.

          18. COSTS AND EXPENSES. The Pledgor agrees to pay, promptly after demand, whether or not any default by us under this Security Agreement has occurred and whether or not any proceeding to enforce this Security Agreement or the Obligations has been commenced, all of the Secured Party's reasonable costs and expenses, including (but not limited to) all reasonable fees and disbursements of the Secured Party's legal counsel, incurred in connection with the enforcement of this Security Agreement, the security interest granted by this Security Agreement, the receipt of proceeds of Collateral under this Security Agreement, the care and preservation of the Collateral or the preparation of any requested amendments to this Security Agreement, modifications of this Security Agreement or waivers or consents in connection with this Security Agreement. Any such expenses so incurred by the Secured Party shall be specified to the Pledgor, shall be part of the Obligations and shall be secured by the Collateral.

          If any tax, assessment, charge or claim is claimed or made with respect to the Collateral that in the Secured Party's opinion may possibly create a valid obligation having priority over the security interest granted to the Secured Party by this Security Agreement, the Secured Party may, in its sole discretion and without notice, pay such taxes, assessments, charges or claims, and the amount thereof shall be specified to the Pledgor, shall be part of the Obligations and shall be secured by the Collateral.

          Upon the Pledgor's failure to perform any of the its duties under this Security Agreement, the Secured Party may, but shall not be obligated to, perform any or all of such duties, and the Pledgor will pay to the Secured Party on written demand an amount equal to the cash or out-of-pocket expense incurred by the Secured Party in so doing plus interest thereon from the date such expense is incurred until it is paid at a rate per annum equal to the highest rate of interest payable by the Pledgor from time to time on the Obligations.

          19. SUCCESSORS AND ASSIGNS, GOVERNING LAW, SURVIVAL AND SEVERABILITY. This Security Agreement, which shall inure to the benefit of and shall be binding upon each of the parties and respective heirs, executors, administrators, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Connecticut. All covenants, agreements, representations and warranties made by the Pledgor in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall continue in full force and effect so long as any Obligation remains unpaid or unperformed. If any part of this Security Agreement is contrary to, prohibited by or deemed invalid under applicable law or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder of this Security Agreement shall not be invalidated and shall be given full force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate such provision or render it unenforceable in any other jurisdiction.

          20. NO ASSUMPTIONS OF DUTIES; LIMITATION ON LIABILITIES. (a) Nothing in this Security Agreement shall be construed to constitute the Secured Party as the Pledgor's agent for any purpose whatsoever. The Secured Party does not, by this Security Agreement or any assignment or otherwise, assume any of the Pledgor's obligations under any Collateral or any contract or agreement relating to any Collateral, and the Secured Party shall not be responsible in any way for performance of any of the terms and conditions thereof.

               (b) Neither the Secured Party nor any of its directors, officers, agents or employees shall be liable to any person or entity for any action taken or omitted by it or any of its directors, officers, agents or employees under this Security Agreement or with respect to any transaction contemplated by this Security Agreement, except for the Secured Party's or such director's, officer's, agent's or employee's own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Secured Party shall not be responsible or liable for any damage, loss or destruction of any part of the Collateral, wherever it may be located and regardless of the cause thereof, unless due to its own gross negligence or willful misconduct. The Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Collateral or any instrument received in payment thereof or for any damage resulting therefrom. The Pledgor assumes all responsibility and liability arising from the use of the Collateral and will pay, and indemnify and holds the Secured Party harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to its right, title and interest in, to and under the Collateral.

          21. AMENDMENTS, MODIFICATIONS AND WAIVERS WITH RESPECT TO OBLIGATIONS. The Pledgor hereby consents that, without the necessity of any reservation of rights against it and without notice to or further assent by it, the liability of any other person or entity on or for any part of the Obligations, or any collateral security or guaranty therefor or right of offset with respect thereto, may from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released and any other collateral security document or guaranty or document delivered in connection therewith to which the Pledgor is not a party may be amended, modified, supplemented, restated or terminated, in whole or in part, as the

Secured Party may deem advisable from time to time, and any collateral security or guaranty or right of offset at any time held for payment of the Obligations may be sold, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, and the Pledgor will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, restatement, termination, sale, exchange, waiver, surrender or release. The Pledgor waives any and all notice of or proof of reliance by the Secured Party on this Security Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement, and all dealings between the parties shall likewise be conclusively presumed to have been had or consummated in reliance on this Security Agreement. The Pledgor waives (to the fullest extent permitted by applicable law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to with respect to the Obligations.

          22. NO SUBROGATION. Notwithstanding any payment or payments made by the Pledgor hereunder, the receipt of any amounts by the Secured Party with respect to the Collateral or any setoff or application of the Pledgor's funds by the Secured Party, the Pledgor shall not be entitled to be subrogated to any of the Secured Party's rights against any collateral security or guaranty or right of offset held by the Secured Party for the payment of the Obligations.

          23. HEADINGS; CONSTRUCTION. The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement. When the context so requires, the singular number shall be read as if the plural were expressed and the provisions of this Security Agreement shall be read with all grammatical changes necessary dependent upon the person or entity referred to being a male, female, firm or corporation.

          24. SUBMISSION TO JURISDICTION. The Pledgor expressly submits to the jurisdiction of all federal and state courts located in the State of Connecticut, and consents that any order, process or other paper may be served upon it within or without such court's jurisdiction by registered mail or by personal service at the address specified pursuant to Section 17 hereof, PROVIDED a reasonable time for appearance is allowed. The Pledgor irrevocably waives any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement brought in any such court and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing contained in this Security Agreement shall affect the Secured Party's right to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Pledgor or its property in the courts of other jurisdictions.

          25. DEFEASANCE. Upon indefeasible satisfaction in full of the Obligations, this Security Agreement shall terminate and be of no further force and effect. Notwithstanding the preceding sentence, the indemnity agreement contained in Section 20(b) of this Security Agreement shall survive the termination of this Security Agreement.

          26. PRIOR UNDERSTANDINGS. This Security Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties relating to the transactions provided for herein; provided, however, that notwithstanding any provision of this Security Agreement, the provisions of the agreements setting forth the terms of the Options shall remain in full force and effect and shall be fully enforceable by Pledgor and the Company in accordance with their terms.

          27. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

          28. WAIVER OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE OF THIS SECURITY AGREEMENT, THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THE PLEDGOR OR THE SECURED PARTY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT OR THE SECURED PROMISSORY NOTE AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                                                 /S/  RICHARD A. SANDBERG
                                                 ------------------------
                                                 Richard A. Sandberg

                                                 Address for notices:

                                                   233 Brushy Ridge
                                                   New Canaan, Connecticut 06840

ACCEPTED:

DIANON SYSTEMS, INC.



By  /S/  KEVIN JOHNSON
    -------------------
    Kevin Johnson


Address for notices:

    200 Watson Boulevard
    Stratford, Connecticut 06497

                                                                      SCHEDULE I

                                  COMMON STOCK
                                  ------------

                                                Stock Certificate
NAME OF ISSUER              CLASS OF STOCK      NUMBER(S)           NUMBER OF SHARES
--------------              --------------      ---------           ----------------

Milkhaus Laboratory, Inc.   Common                72                 32,750



                                     OPTIONS
                                     -------

                            Class of
NAME OF ISSUER              UNDERLYING SHARES   NUMBER OF SHARES   EXERCISE PRICE
--------------              -----------------   ----------------   ----------------

DIANON Systems, Inc.        Common                   124,800             $8.00

DIANON Systems, Inc.        Common                    31,200            $10.75

DIANON Systems, Inc.        Common                    20,000             $4.56
